STOCK FUNDS QUARTERLY REPORT

                      ------------------------------------

                                 MARCH 31, 1998




                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------
                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                             SMALL CAP GROWTH FUND
                                 BALANCED FUND
                           INTERNATIONAL GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND
                              REGIONAL GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND


                           [LOGO] SIT(SM) MUTUAL FUNDS
                          THE INVESTMENT IS MUTUAL.(SM)

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

Chairman's Letter...................................................      1

Performance Review..................................................      2

Fund Reviews

      Large Cap Growth Fund.........................................      4

      Mid Cap Growth Fund...........................................      6

      Small Cap Growth Fund.........................................      8

      Balanced Fund.................................................      10

      International Growth Fund.....................................      12

      Developing Markets Growth Fund................................      14

      Regional Growth Fund..........................................      16

      Science And Technology Growth Fund............................      18

A Look at the Sit Mutual Funds......................................      20



         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - MARCH 31, 1998

[PHOTO]

Dear Fellow Shareholders:

We are pleased to include our two new Funds -- Sit Regional Growth and Sit Science and Technology Growth Funds -- in our Stock Funds Quarterly Report. Both of the Funds enjoyed launches that exceeded our expectations, in terms of investor interest and the solid returns garnered during the first quarter of their existence. Thank you to our initial investors in the Funds.

Economic Overview

The fundamental backdrop for the above-average financial returns being achieved in the United States continues to be favorable. Economic growth, even though projected to be slightly lower in 1998 than in 1997, remains solid at a forecast +3%. Reasons for the strong sustained pace include consistent gains in personal income and the absence, thus far, of any meaningful negative impacts from the Asian turmoil. We anticipate weaker trends to develop in Asia later in the year, particularly as Japan appears stuck in recession. We continue to think, however, that the domestic consumer sector (which accounts for two-thirds of total gross domestic product) will remain strong enough to allow our modest economic growth projection to be achieved. The unemployment rate is currently only at 4.7% and personal income is growing at approximately +5.7% year-over-year.

Inflation continues to be surprisingly dormant despite wage pressures in many industries. Year-over-year, the Consumer Price Index reached a new cyclical low of +1.4% in February. Strong productivity growth has been an important influence, as has global competition, savvy price-conscious consumers and excess retailing capacity. Since inflation is the bedrock element impacting attitudes toward pricing of financial assets, we monitor potential changes in the pricing outlook extremely closely.

With benign inflation, interest rates changed very little in the quarter with the 30-year U.S. Treasury yield at 5.94% on March 31st. The Federal Open Market Committee met on March 31st and left interest rates unchanged. Committee members continue to debate conflicting issues of a strong domestic economy with tight labor markets and the negative impact on the trade sector from Asian woes.

Equity Strategy Summary:

Domestic equity markets continued to rise in the first quarter of 1998 in the face of potentially unsettling news including signs of decelerating U.S. corporate profit growth, warnings by one of Japan's top business executives that the Japanese economy may be nearing collapse, and agreement by OPEC to reduce crude oil output by 1.25 million barrels per day. Shrugging off these developments, the S&P 500 total return of +14.0% was the strongest first quarter return since 1991. Growth stocks outperformed value stocks throughout the entire capitalization spectrum. This is a normal phenomenon in periods of overall corporate profit deceleration.

Despite the clearly outstanding performance of U.S. equities during the quarter, it was exceeded by many international exchanges. In fact, the United States' ranking on year-to-date return through late March was 19th out of 28 countries. Surging European markets outpaced the U.S. as did select Asian markets rebounding from the devastating second half of 1997, including Thailand and Malaysia, rising +65.7% and +36.2%, respectively, in U.S. dollar terms.

Continued foreign investor and mutual fund buying, and positive inflation news could sustain the current rally. Investors put a record $37.5 billion in net new cash into mutual funds in March. Latest 12-month domestic equity results ranged between +35% and +50%, highlighting the extraordinary nature of the current bull market. Caution should be noted with regard to one equity market driver, that being near-term corporate profit growth. Projections of year-over-year first quarter 1998 operating earnings currently show a decrease of -2%. However, this earnings slowdown supports our case for investing in high quality growth companies that can grow through more challenging times.

We appreciate the trust you place in us by investing in Sit Mutual Funds. We are proud to now offer the Sit Regional Growth Fund and Sit Science & Technology Fund to shareholders.



With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
MARCH 31, 1998 PERFORMANCE REVIEW - STOCK FUNDS

                               STOCK FUNDS REVIEW

After short-lived weakness in early January, domestic stocks garnered strong returns over the rest of the first quarter of 1998. Early investor concerns over the impact of the Asian economic crisis were quickly dismissed, as the beneficial impact of lower inflation has to date outweighed the negative consequence on company earnings. The S&P 500 total return of +14.0% was the strongest first quarter since 1991. Of note was the selectivity of the increase within the S&P 500, insofar as just five of fifteen sectors outperformed the benchmark. The advance in equities was especially remarkable because it was not supported by a decrease in interest rates. The yield on the 30-year U.S. Treasury bond increased by two basis points during the quarter.

For the quarter, growth stocks outperformed value issues throughout the capitalization spectrum. Slowing corporate profit growth was a concern for the market in general, but works to the benefit of growth stocks vis-a-vis their value counterparts. Traditional growth stock sectors health care and technology were two of the five outperforming S&P 500 sectors referenced above. Returns were strong across all capitalization sizes. Large cap stocks led once again, but small cap indices also achieved double digit returns.

Internationally, results were similarly strong. The Morgan Stanley EAFE Index return of +14.7% exceeded that of the S&P 500. Many European markets had excellent quarters, especially those of Southern Europe. Interest rate convergence in the run up to European Monetary Union is greatly benefiting the formerly high interest rate countries like Spain and Italy. Returns were far more varied in Asia where markets that bore the brunt of 1997's devastation bounced back smartly. Korea and Thailand recorded strong performances, but Japan continued to struggle.


                                       1986      1987      1988
                                       ----      ----      ----

SIT LARGE CAP GROWTH                  21.83%     5.32%     5.33%
SIT MID CAP GROWTH                    10.33      5.50      9.77
SIT SMALL CAP GROWTH                   ----      ----      ----
SIT BALANCED                           ----      ----      ----
SIT INTERNATIONAL GROWTH               ----      ----      ----
SIT DEVELOPING MARKETS GROWTH          ----      ----      ----
SIT REGIONAL GROWTH                    ----      ----      ----
SIT SCIENCE & TECHNOLOGY GROWTH        ----      ----      ----
S&P 500 INDEX                         18.64      5.28     16.55
S&P MIDCAP 400 INDEX                  16.21     -2.04     20.87
RUSSELL 2000 INDEX(2)                   --        --        --
EAFE INDEX(3)                           --        --        --
MSCI EMERGING MARKETS FREE INDEX(4)     --        --        --
PSE TECH 100 INDEX                      --        --        --


                                      NASDAQ
                                      SYMBOL       INCEPTION
                                      ------       ---------

SIT LARGE CAP GROWTH                   SNIGX       09/02/82
SIT MID CAP GROWTH                     NBNGX       09/02/82
SIT SMALL CAP GROWTH                   SSMGX       07/01/94
SIT BALANCED                           SIBAX       12/31/93
SIT INTERNATIONAL GROWTH               SNGRX       11/01/91
SIT DEVELOPING MARKETS GROWTH          SDMGX       07/01/94
SIT REGIONAL GROWTH                     n/a        12/31/97
SIT SCIENCE & TECHNOLOGY GROWTH         n/a        12/31/97
S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
RUSSELL 2000 INDEX(2)
EAFE INDEX(3)
MCSI EMERGING MARKETS FREE INDEX(4)
PSE TECH 100 INDEX

(1) Period from Fund inception through calendar year-end.
(2) Figures assume an inception date of 7/1/94.
(3) Figures assume an inception date of 10/31/91.

                          TOTAL RETURN - CALENDAR YEAR

                                                                                                           YTD
   1989      1990       1991        1992       1993       1994        1995        1996        1997        1998
   ----      ----       ----        ----       ----       ----        ----        ----        ----        ----

  32.02%    -2.37%     32.72%       4.94%      3.15%      2.83%       31.66%      23.05%      31.70%      15.48%
  35.15     -2.04      65.50       -2.14       8.55      -0.47        33.64       21.87       17.70       13.61
   ----      ----       ----        ----       ----      11.57(1)     52.16       14.97        7.63        7.79
   ----      ----       ----        ----       ----      -0.33        25.43       15.80       21.73        9.73
   ----      ----       4.10(1)     2.69      48.37      -2.99         9.36       10.31        4.81       15.37
   ----      ----       ----        ----       ----      -2.02(1)     -4.29       17.27       -5.20        7.83
   ----      ----       ----        ----       ----       ----         ----        ----        ----       11.30
   ----      ----       ----        ----       ----       ----         ----        ----        ----       11.60
  31.61     -3.05      30.46        7.64      10.07       1.32        37.58       22.96       33.36       13.95
  35.55     -5.12      50.11       11.92      13.95      -3.60        30.94       19.19       32.29       11.01
    --        --         --          --         --        4.61        28.45       16.49       22.36       10.06
    --        --        0.26      -12.17      32.56       7.78        11.21        6.05        1.78       14.71
    --        --         --          --         --        2.80        -6.94        3.92      -13.40        5.71
    --        --         --          --         --         --           --          --          --        19.07

                                           AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                               PERIODS ENDED MARCH 31, 1998
         TOTAL RETURN
   QUARTER        SIX MONTHS                                                           SINCE
ENDED 3/31/98    ENDED 3/31/98      1 YEAR      3 YEARS     5 YEARS     10 YEARS     INCEPTION
-------------    -------------      ------      -------     -------     --------     ---------
    15.48%          18.57%          53.37%       32.06%      20.87%       16.95%       16.97%
    13.61           10.43           48.73        27.55       18.77        17.48        19.69
     7.79           -2.64           35.49        22.48        ----         ----        24.35
     9.73           12.28           34.58        22.37        ----         ----        16.79
    15.37            4.91           21.43        14.71       14.99         ----        13.43
     7.83          -12.23           -3.77         9.37        ----         ----         3.17
    11.30            ----            ----         ----        ----         ----        11.30
    11.60            ----            ----         ----        ----         ----        11.60
    13.95           17.22           48.01        32.81       22.40        18.93        19.08
    11.01           11.94           49.03        28.44       19.51        19.25        19.48
    10.06            6.38           42.01        24.42         --           --         22.00
    14.71            5.73           18.61        10.57       11.93          --          8.93
     5.71          -13.15          -15.27         0.48         --           --         -2.48
    19.07             --              --           --          --           --         19.07

(4) Figures assume an inception date of 6/30/94.
(5) Figures assume an inception date of 9/2/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT LARGE CAP GROWTH FUND REVIEW
MARCH 31, 1998

[PHOTO]
PETER L. MITCHELSON, CFA
    SENIOR PORTFOLIO MANAGER
RONALD D. SIT, CFA
    PORTFOLIO MANAGER

      Performance of the Sit Large Cap Growth Fund was strong in the first quarter of 1998. The Fund's quarterly total return of +15.48% ranked in the 6th percentile of 721 Growth and Income Funds tracked by Lipper Analytical Services. The Fund's +53.37% total return over the past 12 months ranked in 2nd percentile of 646 Funds. For two years the Large Cap Growth Fund's +33.92% annual return ranked in the 4th percentile of 513 Funds and for three years its +32.06% return placed in the 10th percentile of 426 Funds.

      U.S. stock market indices moved to new highs during the first quarter on the heels of three consecutive robust years. Economic growth remains solid, inflation is still well contained, while the Federal Reserve has maintained stable monetary policy. Large capitalization companies have generally continued to outperform smaller firms due to their greater earnings predictability and ability to more rapidly invest strong cash inflows. Growth stocks have been performing relatively well, which is a normal phenomenon in periods of overall corporate profit deceleration. The equity investments in the Sit Large Cap Growth Fund continue to possess strong absolute and relative earnings growth. At the end of March, the average 1998 earnings gain projected for the companies held in the Fund was +18.2% which is considerably higher than the broad market's +8.1% expected increase.

      As of March 31st, the Fund was 93% invested in equities. Sector weightings changed only modestly in the latest quarter. Weighting increases included: technology, where we added Compaq Computer, Dell Computer, EMC, ADC Telecommunications and Lucent Technologies; transportation, where we initiated positions in AMR and Southwest Airlines; and utilities, where we purchased Ameritech, Cincinnati Bell and WorldCom. The largest reduction was in financial services, which lagged in the first quarter. Technology, health care, and financial services remain the three most heavily weighted industry sectors.

      Assets in the Large Cap Growth Fund totaled $100.3 million at the end of March, up from $59.4 million a year ago. We greatly appreciate shareholders' continued interest and participation in the Fund.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of over $5 billion at the time of purchase.


                               PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $46.24 Per Share
                            12/31/97:  $40.04 Per Share

                    Total Net Assets:  $100.26 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                                 Technology    19.5
                                Health Care    15.4
                                  Financial    15.2
                                     Retail     7.3
                      Consumer Non-Durables     6.8
                          Consumer Services     6.2
                              Capital Goods     5.7
                                  Utilities     4.6
                 Business Equip. & Services     4.4
                                     Energy     4.2
                              Transporation     1.8
                              Raw Materials     1.3
                          Consumer Durables     0.8
                           Cash Equivalents     6.8

                       AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
                    ----------------------------------       ----------------------------------------
                    Large Cap      Russell        S&P        Large Cap        Russell          S&P
                     Growth         1000          500         Growth           1000            500
                      Fund       Growth Index    Index         Fund        Growth Index       Index
                    ----------------------------------       ----------------------------------------
3 Months              15.48%        15.15%       13.95%       15.48%           15.15%          13.95%
  (unannualized)
1 Year                53.37         49.45        48.01        53.37            49.45           48.01
5 Years               20.87         22.01        22.40       157.94           170.34          174.71
10 Years              16.95         19.25        18.93       378.56           481.44          466.31
Inception             16.97         18.32        19.08      1051.37          1278.38         1419.81
  (9/2/82)


* As of 3/31/98

     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

      PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/98 would have grown to $115,137 in the Fund, or $151,984 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                        *    General Electric Corp.
                        *    Mercury General Corp.
                        *    Pfizer, Inc.
                        *    Cisco Systems, Inc.
                        *    Dayton Hudson Corp.
                        *    Microsoft Corp.
                        *    Merck & Co., Inc.
                        *    Schlumberger, Ltd.
                        *    AirTouch Communications, Inc.
                        *    Coca Cola Co.

                        Total number of holdings: 76

SIT MID CAP GROWTH FUND REVIEW
MARCH 31, 1998

[PHOTO]
SIT MID CAP GROWTH FUND REVIEW
EUGENE C. SIT, CFA
    SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA
    PORTFOLIO MANAGER

      Medium cap growth stocks performed well during the first quarter of 1998. The Sit Mid Cap Growth Fund capitalized on the positive environment delivering a strong return of +13.6%. This compared favorably with the +11.9% and +11.0% returns of the Russell MidCap Growth Index and S&P MidCap 400 Index, respectively.

      Stock selection was the source of most of the value-added performance during the quarter. For example, the average return for stocks in the technology sector of the Russell Mid Cap Growth Index measured +12.7% during the quarter, but technology stocks in the Fund returned +19.0% on average. Significant advances were posted by Parametric Technology at +40.6%, and Baan Company at +47.4%. Stock selection was also strong in the business equipment & services sector where stocks in your Fund advanced +28.2% on average during the quarter versus +19.7% for stocks in the Index. By sector, overweighting the outperforming business equipment & services was advantageous, as was underweighting the poorly performing consumer non-durables sector. The Fund's top holding in the first quarter 1997, Mercury General Corp., retains that position as of the end of the first quarter 1998. The stock contributed significantly to the Fund's strong performance, advancing +105% during the quarter.

      Cash in the portfolio dropped to 3.0% from 7.0% over the course of the quarter as investments were made during periods of market weakness in January. Our expectation that growth stocks would outperform value stocks in 1998 has to date transpired. Should this trend continue, the Fund will benefit as we stay disciplined with the Fund's investment objective of investing in true, emerging growth companies. Despite slowing earnings growth for the broad market, earnings growth for stocks in the Fund remains high at a forecasted rate of +26.7% and +25.5% for 1998 and 1999, respectively. We are optimistic with regard to the Fund's prospects because of this robust earnings growth, though the robust returns of the first quarter are unlikely to be repeated over each of the year's remaining quarters.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

      The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.


                               PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $16.69 Per Share
                            12/31/97:  $14.69 Per Share

                    Total Net Assets:  $425.36 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                                     Technology    21.4
                                      Financial    19.6
                  Business Equipment & Services    14.3
                                    Health Care    10.9
                                         Retail     8.5
                              Consumer Services     7.3
                                         Energy     5.9
                                  Capital Goods     4.9
                                      Utilities     2.1
                              Consumer Durables     1.9
                                 Transportation     0.2
                               Cash Equivalents     3.0

                         AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                    --------------------------------------     --------------------------------------
                    Mid Cap        Russell          S&P        Mid Cap        Russell          S&P
                    Growth         Mid Cap        Midcap       Growth         Mid Cap         Midcap
                     Fund       Growth Index     400 Index      Fund       Growth Index     400 Index
                    --------------------------------------     --------------------------------------
3 Months             13.61%        11.93%         11.01%        13.61%         11.93%         11.01%
  (unannualized)
1 Year               48.73         42.35          49.03         48.73          42.35          49.03
5 Years              18.77         18.41          19.51        136.37         132.75         143.79
10 Years             17.48         17.02          19.25        400.76         381.61         481.79
Inception            19.69           n/a          19.48       1546.50            n/a        1502.81
  (9/2/82)


* As of 3/31/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/98 would have grown to $164,650 in the Fund, or $160,281 in the S&P Midcap 400 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                         *    Mercury General Corp.
                         *    TCF Financial Corp.
                         *    Peoplesoft, Inc.
                         *    HBO & Co.
                         *    Elan Corp., p.l.c., A.D.R.
                         *    T Rowe Price & Associates
                         *    Fiserv, Inc.
                         *    Kohl's Corp.
                         *    Parametric Technology, Inc.
                         *    Stewart Enterprises, Inc.

                         Total number of holdings: 62

SIT SMALL CAP GROWTH FUND REVIEW
MARCH 31, 1998

[PHOTO]
EUGENE C. SIT, CFA
    SENIOR PORTFOLIO MANAGER

      After the strong market performance of the past three years, many market prognosticators thought a high single-digit return was all one could expect for the whole of 1998. We are pleased to report that the Sit Small Cap Growth Fund returned +7.8% during the first quarter alone.

      Small capitalization stocks continued to underperform mid and large cap stocks, as has been the case for the past two years. Favorable relative performance by small caps typically occurs when investors are confident that economic growth will continue. That confidence was challenged as the magnitude of the Asian economic crisis has been assessed over the past nine months. The liquidity of large cap stocks also appeared desirable by investors. Today, renewed confidence in the domestic economic outlook may lead to increased investor willingness to return to small caps. Relative valuation and earnings growth rates for small caps are attractive.

      The business equipment and services sector was an important performer for the Fund during the first quarter, both in terms of having a heavy weighting of 13.1% of assets, and due to superior stock selection within the category. Business equipment and services stocks advanced +30.3% for the quarter versus +13.5% for the average stock in the Russell 2000 Growth benchmark. Dendrite International led with a +48.4% return, which made it the largest position in the Fund at the end of the quarter.

      Attractive growth stocks can be found across the small cap universe. The Fund's top ten holdings have representatives from six different sectors. The current cash position of 9.2% will be used to take advantage of additional opportunities. In aggregate, the growth outlook is robust with expected 1998 operating earnings for the Fund's holdings estimated at +26% compared with just +6% for the market at large. Yet despite this vastly superior earnings growth position, the average price-to-earnings ratio for stocks in the Fund is just slightly above that of the market's 23.1 times. This, we believe, represents relative value in small cap stocks.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

      In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $20.62 Per Share
                            12/31/97:  $19.13 Per Share

                    Total Net Assets:  $66.34 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

                                     Technology    21.8
                                      Financial    21.0
                                    Health Care    13.4
                  Business Equipment & Services    13.1
                                  Capital Goods     8.4
                                         Energy     6.5
                              Consumer Services     4.2
                                 Transportation     1.1
                          Consumer Non-Durables     0.8
                                      Utilities     0.4
                                         Retail     0.1
                               Cash Equivalents     9.2

                            AVERAGE ANNUAL TOTAL RETURNS*             CUMULATIVE TOTAL RETURNS*
                      -------------------------------------    --------------------------------------
                      Small Cap     Russell       Russell      Small Cap     Russell        Russell
                       Growth        2000          2000         Growth        2000           2000
                        Fund        Index      Growth Index      Fund        Index       Growth Index
                      -------------------------------------    --------------------------------------
3 Months                7.79%       10.06%        11.89%         7.79%        10.06%        11.89%
  (unannualized)
1 Year                 35.49        42.01         41.17         35.49         42.01         41.17
3 Year                 22.48        24.42         20.43         83.75         92.63         74.66
Inception              24.35        22.00         20.27        126.44        110.81         99.93
  (7/1/94)


* As of 3/31/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/98 would have grown to $22,644 in the Fund, or $21,080 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                       *    Dendrite International, Inc.
                       *    Legato Systems Inc.
                       *    HA-LO Industries, Inc.
                       *    JLK Direct Distribution
                       *    Aspen Technology, Inc.
                       *    DT Industries, Inc.
                       *    Triumph Group, Inc.
                       *    Provident Bankshares Corp.
                       *    Marine Drilling Company, Inc.
                       *    Uniphase Corp.

                       Total number of holdings:  64

SIT BALANCED FUND REVIEW
MARCH 31, 1998

[PHOTO]
PETER L. MITCHELSON, CFA
    SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
    PORTFOLIO MANAGER

      Performance of the Sit Balanced Fund was strong in the first quarter of 1998. The Fund's quarterly total return of +9.73% ranked in the 8th percentile of 396 Balanced Funds tracked by Lipper Analytical Services. The Fund's +34.58% total return over the past 12 months also ranked in the 8th percentile of 367 funds. For 2 years the Balanced Fund's +23.08% annual return ranked in the 10th percentile of 302 funds and for 3 years its +22.37% return placed in the 14th percentile of 249 funds.

      As of March 31, 1998, the asset allocation of the Fund was 58% in equities (unchanged from the end of December), 37% in fixed income securities (38%) and 5% in cash reserve instruments (4%).

      Within the equity portion of the portfolio, sector weightings changed only modestly in the latest quarter. Weighting increases include: technology, where we added ADC Telecommunications and Lucent Technologies; transportation, where we purchased AMR; and utilities, where we acquired positions in Ameritech, Cincinnati Bell and WorldCom. The largest reduction was in financial services, which lagged in the first quarter. A key characteristic of the equity holdings is above-average earnings growth. As of the end of March, the average 1998 earnings gain projected for the companies held in the Fund was +17.3%, which is significantly greater than the +8.1% increase expected for the broad stock market. Financial services and the traditional growth groups of technology and health care remain the three most heavily weighted sectors.

      Fixed income investment activity during the quarter involved increasing the sector weighting in mortgages to nearly 50% from roughly 35%. This shift was made to take advantage of the widening yield spreads in mortgages due to increased prepayment concerns. We expect interest rates to remain in a relatively narrow trading range over the near term, thereby causing income to be the key component of total return. A duration slightly shorter than the market is being maintained.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

      The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $16.02 Per Share
                            12/31/97:  $14.60 Per Share

                    Total Net Assets:   $6.73 Million

                  Quarterly Dividend:   $0.08 Per Share


                              PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [PIE CHART]

                           Bonds     42.1% (Bonds & Cash)
                           Stocks    57.9%

                      AVERAGE ANNUAL TOTAL RETURNS*             CUMULATIVE TOTAL RETURNS*
                   -----------------------------------     -----------------------------------
                                  Lehman         S&P                      Lehman         S&P
                   Balanced      Aggregate       500       Balanced      Aggregate       500
                     Fund       Bond Index      Index        Fund       Bond Index      Index
                   -----------------------------------     -----------------------------------
3 Months             9.73%         1.56%        13.95%      9.73%          1.56%        13.95%
  (unannualized)
1 Year              34.58         11.99         48.01       34.58          11.99         48.01
3 Year              22.37          9.18         32.81       83.23          30.16        134.25
Inception           16.79          6.89         25.27       93.37          32.74        160.46
  (12/31/93)


* As of 3/31/98

      PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 3/31/98 would have grown to $19,337 in the Fund, $13,274 in the Lehman Aggregate Bond Index, or $26,046 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

                       STOCKS
                       *    Mercury General Corp.
                       *    General Electric Co.
                       *    Microsoft Corp.
                       *    Merck & Co., Inc.
                       *    Cisco Systems, Inc.

                       BONDS
                       *    GNMA, 9.00%, 9/15/19
                       *    U.S. Treasury Strip, 5.95%, 2/15/09
                       *    FHLMC, 9.00%, 7/1/16
                       *    U.S. Treasury Note, 7.875%, 11/15/04
                       *    GNMA, 9.50%, 9/15/17

                       Total number of holdings:  122

SIT INTERNATIONAL GROWTH FUND REVIEW
MARCH 31, 1998

[PHOTO]
EUGENE C. SIT, CFA
    SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
    SENIOR PORTFOLIO MANAGER

      For the three months ended March 31, the Sit International Growth Fund rose +15.4%. This compares with the MSCI EAFE Index benchmark's gain of +14.7%. The major reason for the Fund's outperformance was our increased European portfolio weighting of 64.5%, up from 50.1% one year ago. The non-Japan Asian markets began to recover, rising +7.0% in the March quarter, benefiting from foreign capital inflow and substantial currency gains.

      The problems in the Asian equity markets continue to be positive for European markets, given low interest rates and the on-going shift of pension fund cash flow from bonds to equities. The political and economic environment improved as all European Union members made rapid progress towards macroeconomic stability. Our focus in Europe remains on the beneficiaries of corporate restructuring designed to enhance shareholder value. We also increased the holdings in companies that have expanded their U.S. dollar-based earnings such as pharmaceuticals, insurance, banking, and asset management.

      In Japan, despite the weak domestic economy, the export sector's recovery continues due to a weak yen. International investor skepticism could recede once the government demonstrates its ability to stimulate the economy. Because the sectors that outperformed were economically cyclical stocks (including banks), we lagged the broader market throughout most of the quarter. Our holdings in Japan continue to stress the same thematic structure, including electronics exporters, defensive pharmaceuticals and beneficiaries of deregulation.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

      The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                               PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $19.07 Per Share
                            12/31/97:  $16.53 Per Share

                  Total Net Assets:  $101.90 Million


                         PORTFOLIO STRUCTURE - BY REGION
                            ( % of total net assets)

                                  [BAR CHART]

                             Sit Int'l     Morgan Stanley
                            Growth Fund      EAFE Index
           Europe Other        37.6              30.3
   France, Germany & UK        26.9              40.4
                  Japan        15.7              22.3
          Pacific Basin        10.3               7.0
          Latin America         4.5               0.0
     Africa/Middle East         0.7               0.0
       Cash Equivalents         4.3               0.0

                        AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                  ------------------------------------------    ------------------------------------------
                  International    Morgan Stanley    Lipper     International    Morgan Stanley    Lipper
                     Growth        Capital Int'l      Int'l        Growth         Capital Int'l     Int'l
                      Fund           EAFE Index       Index         Fund           EAFE Index       Index
                  ------------------------------------------    ------------------------------------------
3 Months             15.37%            14.71%         14.90%        15.37%           14.71%         14.90%
  (unannualized)
1 Year               21.43             18.61          20.23         21.43            18.61          20.23
3 Years              14.71             10.57          16.74         50.94            35.17          59.11
5 Years              14.99             11.93          14.57        101.09            75.66          97.43
Inception            13.43              8.93          12.31        124.44            73.21         110.67
  (11/1/91)


* As of 3/31/98

       PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 3/31/98 would have grown to $22,444 in the Fund, or $17,321 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                       *    Aegon N.V., A.D.R.
                       *    Misys Ord.
                       *    Zurich Insurance
                       *    Rentokil Group, p.l.c.
                       *    Bank of Ireland
                       *    L.M. Ericsson Telephone Co., A.D.R.
                       *    SAP Preferred
                       *    Lloyds TSB Group, p.l.c.
                       *    Nestle S.A.
                       *    Roche Holdings, A.G.

                       Total number of holdings:  78

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
MARCH 31, 1998

[PHOTO]
EUGENE C. SIT, CFA
    SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
    SENIOR PORTFOLIO MANAGER

      The Sit Developing Markets Growth Fund returned +7.8% during the quarter, despite the financial and economic crisis in Asia and concerns that these problems could spread to Latin America. This compares with the MSCI Emerging Markets Free (EMF) Index benchmark's gain of +5.7%. Much of the Fund's outperformance was attributable to recovery in Asian markets.

      Principal among the reasons for the recovery in Asia were: (i) strong U.S. intervention; (ii) improved prospects for sovereign bond offering; (iii) the reduced pressure to sell local currencies by major exporters; (iv) Beijing's assurances of not undertaking competitive RMB devaluation and the Japanese yen's relative stability against the dollar; and, (v) Asian currencies in general rebounded from an initial overshoot and excessive under-valuation.

      Those Asian countries that experienced a currency collapse in 1997 are now recovering from severe credit crunches. However, in Latin America, the cost of achieving currency stability proved to be large as countries like Brazil and Argentina had to steeply increase interest rates. Also, this had a negative impact on equity valuations even in financially stable countries such as Mexico.

      Major portfolio additions included Digital Telecom and Jollibee Foods in the Philippines, Singapore Press Holdings, and Chrome Ate and Taiwan Secom in Taiwan. All these stocks fall into our identified growth sectors of technology, telecom, consumer non-durables, and publishing and broadcasting. Three of our larger sells were all in Latin America. They included Compania Telecom Chile, Laboratorio Chile, and Grupo Casa Autrey (Mexico). We expect the Asian emerging markets rally to continue during 1998, but this is likely to be characterized by volatility in share prices and currencies. Current valuation discrepancies in Latin America resulting from the illiquid nature of the markets should be gradually corrected.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

      Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $11.16 Per Share
                            12/31/97:  $10.35 Per Share

                    Total Net Assets:  $13.46 Million


                         PORTFOLIO STRUCTURE - BY REGION
                            ( % of total net assets)

                                  [BAR CHART]

                         Sit Developing Markets       MSCI Emerging
                              Growth Fund          Markets Free Index
                   Asia          37.7                     31.4
          Latin America          33.2                     39.3
                 Europe          11.6                     13.5
     Africa/Middle East          11.1                     15.8
       Cash Equivalents           6.4                      N/A

                          AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                  -------------------------------------------     -------------------------------------------
                  Developing     Morgan Stanley       Lipper      Developing     Morgan Stanley      Lipper
                    Markets       International      Emerging      Markets        International      Emerging
                    Growth      Emerging Markets     Markets       Growth       Emerging Markets     Markets
                     Fund          Free Index         Index         Fund           Free Index         Index
                  -------------------------------------------     -------------------------------------------
3 Months             7.83%            5.71%            4.56%        7.83%             5.71%            4.56%
  (unannualized)
1 Year              -3.77           -15.27           -13.57        -3.77            -15.27           -13.57
3 Year               9.37             0.48             3.43        30.84              1.45            10.65
Inception            3.17            -2.48             0.07        12.42             -9.01             0.28
  (7/1/94)


* As of 3/31/98

         PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/98 would have grown to $11,242 in the Fund, or $9,099 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                         *    Panamerican Beverage, Inc.
                         *    Nice Systems, A.D.R.
                         *    Datacraft Asia Ltd.
                         *    Dimension Data
                         *    Grupo Elektra S.A., G.D.R.
                         *    Telebras, A.D.R.
                         *    Enersis, A.D.R.
                         *    Advanced Info Services
                         *    Korea Mobile Telecom
                         *    Portugal Telecom, A.D.R.

                         Total number of holdings: 69

SIT REGIONAL GROWTH FUND REVIEW
MARCH 31, 1998

[PHOTO]
EUGENE C. SIT, CFA
    SENIOR PORTFOLIO MANAGER

      We are pleased to be writing our first quarterly report for the Sit Regional Growth Fund. The Fund's launch exceeded our expectations, both in terms of investor interest and the strong returns achieved in the Fund's first quarter. The +11.3% return slightly lagged that of the Russell 3000 and S&P 500 indices because of the impact of our initial cash balance as we started the Fund. By quarter end, cash had been worked down to our targeted 6.6% level.

      The Fund is broadly diversified with its top ten holdings in six different sectors. The most heavily weighted sector is financial services. This large weighting reflects our positive assessment of the financial services companies that are domiciled in the region and our outlook for the sector. High consumer confidence, low inflation and interest rates, and an expanding economy are all positives for these companies. Consolidation is also a major influence, strikingly exhibited by the announced merger of Travelers Group and Citicorp (the largest proposed merger in history). The Fund holds Household International, which is scheduled to merge with Beneficial Corp. in a $8.6 billion transaction to form a consumer finance powerhouse. The Midwest is well known for its many leading health care companies as well. United Healthcare, Medtronic and Eli Lilly are three key Fund holdings in the services, medical equipment and pharmaceuticals segments, respectively.

      The Fund's valuation is essentially at the same price-to-earnings multiple as that of the S&P 500. Based on 1998 earnings estimates, the Fund has a multiple of 23.8 times versus 23.1 times for the Index. Stocks in the Fund however, possess a superior earnings growth outlook of +16.9% expected in 1998 versus +6.3% for the S&P 500. Estimated earnings growth rates during 1999 are expected to accelerate for stocks held in the Fund to +18.3%. This robust growth gives the Fund a price-to-earnings multiple of 20.0 times on 1999 estimates, which is below that of the market. We believe the strong fundamentals and attractive valuations of the companies in the portfolio make the Sit Regional Growth Fund appropriate for long-term investment.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $11.13 Per Share
                            12/31/97:  $10.00 Per Share

                    Total Net Assets:  $3.95 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                                  Financial    21.7
                                Health Care    16.2
                                     Retail     7.6
                                 Technology     6.7
                 Business Equip. & Services     6.2
                                  Utilities     6.1
                              Capital Goods     6.0
                                     Energy     5.0
                              Transporation     4.6
                              Raw Materials     4.4
                      Consumer Non-Durables     3.7
                          Consumer Durables     3.0
                          Consumer Services     2.2
                           Cash Equivalents     6.6

                       AVERAGE ANNUAL TOTAL RETURNS*         CUMULATIVE TOTAL RETURNS*
                     --------------------------------     --------------------------------
                     Regional     Russell       S&P       Regional     Russell        S&P
                      Growth       3000         500        Growth       3000          500
                       Fund        Index       Index        Fund        Index        Index
                     --------------------------------     --------------------------------
3 Months              11.30%       13.05%      13.95%      11.30%       13.05%       13.95%
   (unannualized)
Inception             11.30        13.05       13.95       11.30        13.05        13.95
  (9/2/82)


* As of 3/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 3000 GROWTH INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/98 would have grown to $11,130 in the Fund, or $11,395 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                         *    United Healthcare Corp.
                         *    Ceridian Corp.
                         *    Cincinnati Bell, Inc.
                         *    Progressive Corp. Ohio
                         *    Aon Corp.
                         *    Northern Trust Corp.
                         *    Ual Corp.
                         *    Comerica, Inc.
                         *    Dayton Hudson Corp.
                         *    R.P. Scherer Corp.

                         Total number of holdings: 43

SIT SCIENCE AND TECHNOLOGY GROWTH FUND REVIEW
MARCH 31, 1998

[PHOTO]
EUGENE C. SIT, CFA
    SENIOR PORTFOLIO MANAGER

      We are pleased to report a positive first quarterly report to you for the Sit Science & Technology Growth Fund. The +11.6% return in the quarter is strong vis-a-vis historic market averages. The Fund's return, however, lagged that of the Pacific Stock Exchange (PSE) Technology 100 Index for two key reasons. First, cash levels in the Fund were initially high when we started the Fund at the beginning of the quarter. We are now fully invested with cash comprising 3.9% of assets. Second, the PSE Technology 100 Index is heavily biased towards large capitalization technology companies. Large cap technology was notably the strongest segment in the quarter due to reduced fear over the impact of the Asian economic crisis. Consequently, our 36.4% exposure to health care related issues, as well as our mid- and small-cap investments had limited relative contribution.

      We will continue to actively seek to invest in the high-growth health care sector as the "Science" portion of the Fund's name implies. This provides diversification, but more importantly, long-term investment opportunities are plentiful in this sector. In fact, the Fund's largest industry weighting is in biotechnology and pharmaceuticals. Strong stocks in these industries for the quarter included: Warner Lambert, up +37.6% and Pfizer, up +34.0%. Their performance was somewhat offset by the negative returns of Medpartners and Dura Pharmaceuticals. Similarly, within the technology realm, returns also varied widely. Lucent Technologies gained +47.1% and Xerox gained +44.7%, but Anadigics and ADC Telecommunications declined by -50.2% and -34.0%, respectively. Reasons for these two stock's underperformance were each unique. Specifically, we believe Anadigics issues were fundamental, thus the stock was sold. Alternatively, ADC's challenges were temporary in nature, and the stock is being retained by the Fund.

      We are excited about the future prospects for the Fund. We continue to believe the technology and science sectors offer secular growth opportunities and should therefore outperform the overall market.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

             Net Asset Value 3/31/98:  $11.16 Per Share
                            12/31/97:  $10.00 Per Share

                    Total Net Assets:  $3.79 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                         Biotech./Pharmaceutical     25.1
                      Computer Software/Services     21.0
                   Business Equipment & Services     13.4
                            Telecom. & Equipment     13.4
                                Computer Related      8.5
                      Medical Equipment/Supplies      7.4
                        Medical Facilities Mgmt.      3.9
                        Semiconductors & Related      3.4
                                Cash Equivalents      3.9

                    AVERAGE ANNUAL TOTAL RETURNS*       CUMULATIVE TOTAL RETURNS*
                    -----------------------------     -----------------------------
                                    Pacific Stock                     Pacific Stock
                    Science and       Exchange        Science and       Exchange
                    Technology       Technology       Technology       Technology
                    Growth Fund       100 Index       Growth Fund       100 Index
                    -----------------------------     -----------------------------
3 Months               11.60%          19.07%            11.60%           19.07%
  (unannualized)
Inception              11.60           19.07             11.60            19.07
  (9/2/82)


* As of 3/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/98 would have grown to $11,160 in the Fund, or $11,907 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                        *    Elan, p.l.c., A.D.R.
                        *    BMC Software, Inc.
                        *    Schering Plough Corp.
                        *    Computer Assoc. Intl., Inc.
                        *    Paychex, Inc.
                        *    Bristol Myers Squibb Co.
                        *    Cisco Systems, Inc.
                        *    Dell Computer Corp.
                        *    Stryker Corp.
                        *    Merck & Co., Inc.

                        Total number of holdings: 50

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages approximately $5.9 billion as of March 31, 1998, for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:
          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer of funds for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                              SIT FAMILY OF FUNDS

                                  [LINE GRAPH]

PRINCIPAL STABILITY
& CURRENT INCOME

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation       appreciation
                                         and income


GROWTH POTENTIAL

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                       SECURITIES        LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                       INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

[LOGO] SIT(SM) MUTUAL FUNDS
       THE INVESTMENT IS MUTUAL.(SM)


Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     William E. Frenzel
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips

Director Emeritus:
                     Melvin C. Bahle

Officers:
                     Eugene C. Sit, CFA           Chairman
                     Peter L. Mitchelson, CFA     Vice Chairman
                     Mary K. Stern, CFA           President
                     Erik S. Anderson, CFA        Vice President - Investments
                     Ronald D. Sit, CFA           Vice President - Investments
                     Paul E. Rasmussen            Vice President & Treasurer
                     Michael P. Eckert            Vice President
                     Michael J. Radmer            Secretary
                     Carla J. Rose                Assistant Secretary
                     Debra A. Sit, CFA            Assistant Treasurer

QUARTERLY REPORT
STOCK FUNDS

MARCH 31, 1998


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LaSALLE STREET
CHICAGO, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 9763
PROVIDENCE, RI 02940-9763


AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402


LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402


INVESTMENT SUB-ADVISER

(DEVELOPING MARKETS GROWTH FUND AND
INTERNATIONAL GROWTH FUND)
SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580
                                                                   MEMBER OF
                                                                   ============
                                                                   100% NO-LOAD
                                                                   MUTUAL FUND
                                                                   COUNCIL
                                                                   ============